EMERGENT BIOSOLUTIONS ANNOUNCES PRELIMINARY 2019 FINANCIAL RESULTS AND PROVIDES 2020 FINANCIAL FORECAST

•	Full year 2019 preliminary revenues and adjusted profitability metrics in line with prior guidance

•	Full year 2020 forecast reflects continued growth of core business as well as investments in key development programs and operational capabilities

GAITHERSBURG, Md., January 13, 2020—Emergent BioSolutions Inc. (NYSE: EBS) today announced selected preliminary unaudited 2019 financial results and its financial forecast for 2020.

Robert G. Kramer Sr., president and chief executive officer of Emergent BioSolutions Inc. stated, “Our preliminary results for 2019 reflect another strong year of execution on the part of the entire Emergent team. With total revenue of $1.1 billion, anticipated gross margin of 56% to 58%, which is a 200 to 400 basis point improvement over prior year, and margins on adjusted net income and adjusted EBITDA of 14% (1) and 26% (2), respectively, our financial performance reflects the consistency and durability of our business model and its focus on public health threat solutions. Moreover, we achieved our key operational goals for the year, which included securing over $3 billion of renewed contract value, expanding markets for our existing products and services portfolio, and continuing investments to advance our product pipeline and enhance our manufacturing infrastructure.”

Continuing, Kramer stated, “As we enter 2020, we are planning for continued expansion of our business and a financial forecast that at the midpoint anticipates 11% year-over-year growth in total revenue along with strong absolute and relative gains in adjusted net income and adjusted EBITDA. We intend to achieve these outcomes while simultaneously expanding our portfolio of advanced stage product candidates that address serious global public health threats. As a result, we are confident in the strength of our business model as we pursue the sustained growth and value creation to be realized in the 2020-2024 growth strategy we announced at the Analyst & Investor Day we held in November, which contemplates annual revenue in excess of $2 billion by 2024.”
PRELIMINARY 2019 FINANCIAL RESULTS (Unaudited)
The company is providing the following preliminary, unaudited financial results for full year 2019.

(in millions)	PRELIMINARY RESULTS (As of 1/13/2020)	PRIOR GUIDANCE (As of 11/6/2019)
Total Revenues	$1,100 -- $1,105	$1,060 -- $1,140
Net Income	$53 -- $63	$80 -- $110
Adjusted Net Income (3)	$150 -- $160	$150 -- $180
EBITDA (3)	$225 -- $235	$250 -- $280
Adjusted EBITDA (3)	$280 -- $290	$280 -- $310

Total Revenue
For the full year 2019, the company anticipates total revenue of $1,100 to $1,105 million, the midpoint of which represents a $320 million or 41% increase from 2018, the second year in a row of approximately 40% year-over-year growth in total revenue. This annual increase is due primarily to the contribution of sales of NARCAN® (naloxone HCl) Nasal Spray and ACAM2000® (Smallpox (Vaccinia) Vaccine, Live) in 2019 as well as higher contracts and grants revenue, offset by lower anthrax vaccine revenue (now a combination of BioThrax® (Anthrax Vaccine Adsorbed) and AV7909 (Anthrax Vaccine Adsorbed, Adjuvanted) (4)).

Net Income (GAAP and Adjusted)
For the full year 2019, the company anticipates net income of $53 to $63 million, which reflects the impact of two significant items, contingent consideration related to the Adapt acquisition and a non-cash impairment. The company also anticipates adjusted net income of $150 to $160 million, the midpoint of which represents a $33 million or 27% increase from 2018, reflecting the impact of both increased product sales as well as higher average margins on the products contributing to product sales in 2019. (See “Reconciliation of Net Income to Adjusted Net Income, EBITDA and Adjusted EBITDA” for a definition of terms and reconciliation tables.)

Note:
The preliminary 2019 financial results are subject to revision and will be finalized upon completion of the company’s external audit, which is anticipated by late February 2020. The company's final audited financial results could differ materially from these selected preliminary results.
2020 FINANCIAL FORECAST

(in millions)	FULL YEAR 2020 (As of 1/13/2020)
Total Revenues	$1,175 -- $1,275
Adjusted Net Income (3)	$160 -- $210
Adjusted EBITDA (3)	$300 -- $360

For the full year of 2020, the company’s financial forecast includes the impact of the following items:

•	continued growth in sales of NARCAN Nasal Spray to a range of $285 -- $315 million;

•	combined deliveries of AV7909 (4) and BioThrax to the Strategic National Stockpile (SNS) in a range of $270 -- $300 million;

•	deliveries of ACAM2000 in a range of $180 -- $200 million under procurement contracts with the U.S. government and other foreign governments;

•	deliveries of raxibacumab to the SNS under the anticipated follow-on procurement contract with the ASPR;

•	domestic and international sales of the other medical countermeasures that comprise Other Product sales;

•	continued expansion of CMO services revenue;

•	continued improvement of gross margin in a range of 200 -- 400 basis points, driven by improved product mix; and

•
continued investment in discretionary development projects funded by the company, most notably the anticipated Phase 3 studies for both the Chikungunya and FLU-IGIV product candidates, among other R&D projects.

The outlook for 2020 does not include estimates for potential new corporate development or other M&A transactions.

PRESENTATION WEBCAST
The company will provide an update on the current business and discuss preliminary 2019 financial results, the forecast and corporate goals for 2020, and long-term goals for the five-year period 2020-2024 during its presentation at the 38th Annual J.P. Morgan Healthcare Conference on January 14, 2020 at 10:30 AM Pacific time.

A live webcast of the presentation can be accessed through Emergent’s website. Visit www.emergentbiosolutions.com and select the “Investors” section. An on-demand replay of the webcast can also be accessed in the investors section after the presentation has concluded.

FOOTNOTES

(1)
Adjusted Net Income margin is defined as Adjusted Net Income divided by total revenues. For the 2019 Preliminary Results, we reference this metric using the midpoints of the relevant factors. Specifically: $155/$1,103 = 14%.

(2)
Adjusted EBITDA margin is defined as Adjusted EBITDA divided by total revenues. For the 2019 Preliminary Results, we reference this metric using the midpoints of the relevant factors. Specifically: $285/$1,103 = 26%.

(3)	See “Reconciliation of Net Income to Adjusted Net Income, EBITDA and Adjusted EBITDA” for a definition of terms and a reconciliation tables.

(4)	AV7909 is a product candidate not yet approved by the FDA or any other health regulatory agency but procured by the U.S. government under special circumstances.

RECONCILIATION OF NET INCOME TO ADJUSTED NET INCOME, EBITDA AND ADJUSTED EBITDA
This press release contains five financial measures (Adjusted Net Income, Adjusted Net Income margin, EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization), Adjusted EBITDA and Adjusted EBITDA margin) that are considered “non-GAAP” financial measures under applicable Securities and Exchange Commission rules and regulations. These non-GAAP financial measures should be considered supplemental to and not a substitute for financial information prepared in accordance with generally accepted accounting principles. The Company’s definition of these non-GAAP measures may differ from similarly titled measures used by others. Adjusted Net Income adjusts for specified items that can be highly variable or difficult to predict, or reflect the non-cash impact of charges resulting from purchase accounting. All adjustments are tax effected utilizing the federal statutory tax rate for the US, except for changes in the fair value of contingent consideration as the vast majority is non-deductible for tax purposes. Adjusted Net Income margin is defined as Adjusted Net Income divided by total revenues. EBITDA reflects net income excluding the impact of depreciation, amortization, interest expense and provision for income taxes. Adjusted EBITDA also excludes specified items that can be highly variable and the non-cash impact of certain purchase accounting adjustments. Adjusted EBITDA margin is defined as Adjusted EBITDA divided by total revenues. The Company views these non-GAAP financial measures as a means to facilitate management’s financial and operational decision-making, including evaluation of the Company’s historical operating results and comparison to competitors’ operating results. These non-GAAP financial measures reflect an additional way of viewing aspects of the Company’s operations that, when viewed with GAAP results and the reconciliations to the corresponding GAAP financial measure may provide a more complete understanding of factors and trends affecting the Company’s business.

The determination of the amounts that are excluded from these non-GAAP financial measures are a matter of management judgment and depend upon, among other factors, the nature of the underlying expense or income amounts. Because non-GAAP financial measures exclude the effect of items that will increase or decrease the Company’s reported results of operations, management strongly encourages investors to review the Company’s consolidated financial statements and publicly filed reports in their entirety.
Reconciliation of Net Income to Adjusted Net Income (Unaudited)

($ in millions)	Twelve Months Ended December 31,
	2020 (Forecast)	2019 (Estimated)	2018 (Actual)	Source
Net Income	$105.0 to $155.0	$53.0 to $63.0	$62.7	NA
Adjustments:
+ Non-cash amortization charges	64.0	61.0	25.9	SG&A, Other Income
+ Change in fair value of contingent consideration	1.0	24.0	3.1	COGS
+ Acquisition-related costs (transaction & integration)	4.0	13.0	27.3	SG&A
+ IPR&D intangible asset impairment	-	12.0	-	R&D
+ Impact of purchase accounting on inventory step-up	-	6.0	18.4	COGS
+ Exit and disposal costs	-	-	0.4	SG&A
Tax effect	(14.0)	(19.0)	(15.1)	NA
Total Adjustments	55.0	97.0	60.0	NA
Adjusted Net Income	$160.0 to $210.0	$150.0 to $160.0	$122.7	NA

Reconciliation of Net Income to EBITDA and Adjusted EBITDA (Unaudited)

($ in millions)	Twelve Months Ended December 31,
	2020 (Forecast)	2019 (Estimated)	2018 (Actual)	Source
Net Income	$105.0 to $155.0	$53.0 to $63.0	62.7	NA
Adjustments:
+ Depreciation & Amortization	111.0 to 121.0	111.0	61.3	COGS, SG&A, R&D
+ Total Interest Expense	31.0	38.0	9.9	Other Expense/ (Income)
+ Provision for Income Taxes	48.0	23.0	18.8	Income Taxes
Total Adjustments	190.0 to 200.0	172.0	90.0	NA
EBITDA	$295.0 to $355.0	$225.0 to $235.0	$152.7	NA
Additional Adjustments:
+ Change in fair value of contingent consideration	1.0	24.0	3.1	COGS
+ Acquisition-related costs (transaction & integration)	4.0	13.0	27.3	SG&A
+ IPR&D intangible asset impairment	-	12.0	-	R&D
+ Impact of purchase accounting on inventory step-up	-	6.0	18.4	COGS
+ Exit and disposal costs	-	-	0.4	SG&A
Total Additional Adjustments	5.0	55.0	49.2	NA
Adjusted EBITDA	$300.0 to $360.0	$280.0 to $290.0	$201.9	NA

ABOUT EMERGENT BIOSOLUTIONS INC.
As a global life sciences company whose mission is to protect and enhance life, we provide solutions that target public health threats. Through our specialty products and services as well as our social responsibility efforts, we aspire to build healthier, safer communities and deliver peace of mind to our patients and customers so they can focus on what’s most important in their lives. For more information visit www.emergentbiosolutions.com. Find us on LinkedIn and follow us on Twitter @emergentbiosolu and Instagram @life_at_emergent.

SAFE HARBOR STATEMENT
This press release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements, other than statements of historical fact, including, without limitation, our financial guidance and related projections and statements regarding our ability to meet such projections in the anticipated timeframe, if at all, and statements regarding the continued expansion of our core business, growth of NARCAN Nasal Spray sales, deliveries of ACAM2000 and raxibacumab to the SNS, our entry into the anticipated raxibacumab follow-on procurement contract with ASPR; continued expansion of CMO services revenue; continued gross margin improvement, the results of our continued investment in discretionary development product candidates and clinical trials for both Chikungunya and FLU-IGIV and any other statements containing the words “will,” “believes,” “expects,” “anticipates,” “intends” “plans,” “targets,” “forecasts,” “estimates” and similar expressions in conjunction with, among other things, discussions of the Company's outlook, financial performance or financial condition, financial and operation goals, strategic goals, growth strategy, product sales, government development or procurement contracts or awards, government appropriations, manufacturing capabilities, and the timing of certain regulatory approvals or expenditures are forward-looking statements. These forward-looking statements are based on our current intentions, beliefs and expectations regarding future events. We cannot guarantee that any forward-looking statement will be accurate. Investors should realize that if underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could differ materially from our expectations. Investors are, therefore, cautioned not to place undue reliance on any forward-looking statement. Any forward-looking statements speak only as of the date of this press release, and, except as required by law, we do not undertake to update any forward-looking statement to reflect new information, events or circumstances.
There are a number of important factors that could cause our actual results to differ materially from those indicated by such forward-looking statements, including the availability of funding and the exercise of options under our anthrax vaccine contracts; appropriations for the procurement of our products; our ability to continue deliveries of AV7909, ACAM and VIGIV to the SNS; our ability to secure Emergency Use Authorization designation and eventual licensure of AV7909 from the FDA within the anticipated timeframe, if at all; availability of funding for our U.S. government grants and contracts; our ability to successfully integrate and develop the operations, products or product candidates, programs, and personnel of any entities, businesses or products that we acquire, including our acquisitions of PaxVax and Adapt Pharma; our ability to complete expected deliveries of anthrax vaccines, BAT and raxibacumab; our ability to establish a multi-year follow-on contract for raxibacumab; our ability to identify and acquire or in-license products or product candidates that satisfy our selection criteria; our ability and the ability of our collaborators to defend underlying patents from infringement by generic naloxone entrants; whether anticipated synergies and benefits from an acquisition or in-license will be realized within expected time periods, if at all; our ability to utilize our manufacturing facilities and expand our capabilities; our ability and the ability of our contractors and suppliers to maintain compliance with Current Good Manufacturing Practices and other regulatory obligations; the results of regulatory inspections; the success of our ongoing and planned development programs; the timing and results of clinical trials; the timing of and our ability to obtain and maintain regulatory approvals for our product candidates; and our commercialization, marketing and manufacturing capabilities and strategy. The foregoing sets forth many, but not all, of the factors that could cause actual results to differ from our expectations in any forward-looking statement. Investors should consider this cautionary statement as well as the risk factors identified in our periodic reports filed with the Securities and Exchange Commission when evaluating our forward-looking statements.

Investor Contact Robert Burrows Vice President, Investor Relations (o) 240/631-3280; (m) 240/413-1917 burrowsr@ebsi.com	Media Contact Lynn Kieffer Vice President, Corporate Communications (o) 240/631-3391 kiefferl@ebsi.com

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